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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             July 15, 2003

                               SVI Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                          33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)

5607 Palmer Way, Carlsbad, California                       92008
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (877) 784-7978
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

         SVI Solutions, Inc. (the "Company") has effectuated a name change to "Island Pacific, Inc." with the filing of an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on July 11, 2003. Effective July 16, 2003, the Company will be traded on the American Stock Exchange under new ticker symbol "IPI" and has been assigned a new CUSIP number 464478106.

         The name change was approved by the shareholders at a special meeting held on July 9, 2003. In the addition to the name change, the shareholders also approved a resolution to remove from the Company's Amended and Restated Certificate of Incorporation a provision that restricted shareholders from taking actions by written consent.

         This summary is qualified entirely by the Amended and Restated Certificate of Incorporation attached as an exhibit to this report.


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EXHIBIT INDEX

Exhibit No.       Description
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3.1               Amended and Restated Certificate of Incorporation of SVI
                  Solutions, Inc. as filed with the Delaware Secretary of State on July 11, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              SVI Solutions, Inc.

Date: July 15, 2003                           By: /s/ Harvey Braun
                                                  ------------------------------
                                                  Name:  Harvey Braun
                                                  Title: Chief Executive Officer




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